UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2005

                             ABLE LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)
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        Delaware                 001-11352               04-3029787
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     (State or other
     jurisdiction of                                       (IRS Employer
     incorporation)         (Commission File Number)     Identification Number)
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                        1 Able Drive, Cranbury, NJ 08512
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               (Address of Principal Executive Offices) (Zip Code)


                                 (609) 495-2800
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rue 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
             -------------------------------------------------------------------

      On July 19, 2005, we received notice from The Nasdaq Stock Market, Listing Qualifications Department that our common stock would be delisted from The Nasdaq Stock Market at the opening of business on July 28, 2005. The notice cited, among other things, Nasdaq Marketplace Rule 4450, which provides generally that Nasdaq may suspend or terminate the listing of securities of a company that has filed for bankruptcy protection, and Nasdaq Marketplace Rule 4300, which gives Nasdaq discretionary authority over continued inclusion of securities in The Nasdaq Stock Market. We currently do not intend to appeal the delisting determination.

      On July 22, 2005, we issued a press release announcing our receipt of the delisting notice. The full text of the press release is attached as Exhibit 99.1 to this Report and is incorporated by reference herein.


Item 9.01      Financial Statements and Exhibits
               ---------------------------------

  (a)  Financial Statements of Businesses Acquired:

       Not Applicable.

  (b)  Pro Forma Financial Information:

       Not Applicable.

  (c)  Exhibits:

       99.1  Press Release, dated July 22, 2005

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ABLE LABORATORIES, INC.



                                        By:  /s/  Paul D. Cottone
                                        -------------------------------
                                        Name:  Paul D. Cottone
Dated:  July 22, 2005                   Title: Chief Restructuring Officer

                                INDEX TO EXHIBITS

                                                     Sequentially
Exhibit                                               Numbered
 Number                    Exhibit                    Page
 ------                    -------                   -----------

  99.1          Press Release, dated July 22, 2005          4